UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cloud Peak Energy Stockholders Approve Increase in Authorized Shares Under Long Term Incentive Plan

As described below in this Form 8-K, on May 9, 2018 at the annual meeting of stockholders (“Annual Meeting”) of Cloud Peak Energy Inc. (“Cloud Peak Energy”), the stockholders approved the Second Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017) (the “Restated 2009 LTIP”) to increase the number of shares authorized for issuance thereunder.  As a result, the Second Amendment became effective on May 9, 2018.  The Second Amendment increases the number of shares of common stock available under the Restated 2009 LTIP by an additional 3,000,000 shares.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the Second Amendment and the Restated 2009 LTIP.  A description of the material terms of the Restated 2009 LTIP, as amended by the Second Amendment, was included in Cloud Peak Energy’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2018 (the “Proxy Statement”).

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 9, 2018, Cloud Peak Energy held its Annual Meeting, at which the stockholders voted as follows:

•Proposal 1 (Election of Directors): The stockholders elected Messrs. Marshall and Nance, both current directors, as Class III directors, each to serve until Cloud Peak Energy’s annual meeting of stockholders in 2021.

Nominee	For	Against	Abstain	Broker Non-Votes
Colin Marshall	50,635,901	1,691,474	60,526	15,330,256
Steven Nance	50,302,110	1,997,303	88,488	15,330,256

•Proposal 2 (Ratification of the Appointment of Independent Auditors): The stockholders ratified the appointment of PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent registered public accounting firm for the 2018 fiscal year.

For	Against	Abstain
66,281,642	1,296,241	140,274

•Proposal 3 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of Cloud Peak Energy’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission.

For	Against	Abstain	Broker Non-Votes
51,078,542	1,136,749	172,610	15,330,256

•Proposal 4 (Approval of Share Increase Amendment to Restated 2009 LTIP): The stockholders approved the Second Amendment to the Restated 2009 LTIP to increase the number of shares authorized for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
50,683,767	1,511,437	192,697	15,330,256

Additional information about these proposals can be found in Cloud Peak Energy’s Proxy Statement for the Annual Meeting. There were no other proposals voted on at the Annual Meeting.

Item 9.01                        Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith.

10.1	Second Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 3, 2017), effective May 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: May 9, 2018	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel, and Corporate Secretary